LEASE ASSIGNMENT AND ASSUMPTION

      KNOW that THE SOHO HOTEL COMPANY, L.P., a Delaware limited partnership ("Assignor"), in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration paid by THE MERCER I L.L.C., a Delaware limited liability company ("Assignee"), hereby assigns, transfers and sets over to the Assignee all of Assignor's right, title and interest, as landlord, in and to that certain lease (the "Lease") dated as of January 29, 1996, between Assignor, as landlord, and Grace Holmes, Inc., as tenant.

      Assignee hereby accepts the within assignment, assumes and agrees to perform each and every burden, obligation and liability of Assignor hereafter arising under or by virtue of the Lease and agrees to accept and take the same subject to all of the terms, covenants and conditions hereof.

      This Assignment and Assumption shall inure to the benefit of, and be binding upon, Assignor and Assignee and their respective legal representatives, successors, and assigns.

      IN WITNESS WHEREOF, the Assignor and Assignee have hereunto set their hands as of the 11th day of July 1996.

                                          THE SOHO HOTEL COMPANY, L.P.

                                          By:   Hotel Corporation of
                                                America, its general partner

                                          By:   /s/
                                                -----------------------------
                                                Name:  Peter J. Sonnabend
                                                Title: Vice President

                                          THE MERCER I L.L.C.

                                          By:   Mercer Management L.L.C.,
                                                Manager

                                          By:   /s/
                                                -----------------------------
                                                By:    Andre Balazs,
                                                       Manager - Member

                                          By:   BDL Prince, LLC, Manager

                                          By:   /s/
                                                -----------------------------
                                                Ira Drukier, Manager

                                          By:   /s/
                                                -----------------------------
                                                Richard Born, Manager